UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WORKHORSE GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


HOW TO VOTE
WORKHORSE
FORWARD LOOKING STATEMENTS
This communication contains certain forward-looking statements within the meaning of federal securities laws with respect to Workhorse Group Inc. (the "Company"), including statements relating to the amendment of our Articles of Incorporation in Nevada and its potential impact on the Company's ability to obtain financing, build its offerings of commercial electrical vehicles, expand its aerospace business, and capture additional avenues for growth. Forward-looking statements are predictions, projections, and other statements about future events based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: changes in voting and the actual vote counts on the day of the annual meeting; the availability of and need for capital; and the factors, risks and uncertainties regarding the Company's business described in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission (the "SEC") on March 1, 2023, and the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, filed with the SEC on May 15, 2023. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained
I AGREE
Building a Bridge fo
Long-term Value
HOW TO VOTE
By clicking "Accept", you agree to the storing of cookies on your device to enhance site navigation, analyze site usage, and assist in our marketing efforts.
View our Privacy Policy for more information.
ACCEPT


HOW TO VOTE
WORKHORSE
FORWARD LOOKING STATEMENTS
avenues for growth. Forward-looking statements are predictions, projections, and other statements about future events based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: changes in voting and the actual vote counts on the day of the annual meeting; the availability of and need for capital; and the factors, risks and uncertainties regarding the Company's business described in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission (the "SEC") on March 1, 2023, and the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, filed with the SEC on May 15, 2023. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.
I AGREE
Building a Bridge fo
Long-term Value
HOW TO VOTE
By clicking "Accept", you agree to the storing of cookies on your device to enhance site navigation, analyze site usage, and assist in our marketing efforts.
View our Privacy Policy for more information.
ACCEPT


HOW TO VOTE →
WORKHORSE
Building a Bridge for Continued Growth and Long-term Value
HOW TO VOTE
Need Help?


HOW TO VOTE →
WORKHORSE
Workhorse Urges Stockholders to Vote "FOR" the Proposal to Increase the Number of Authorized Shares at the Upcoming Special Meeting
VOTE TODAY
WORKHORSE
Workhorse has rebuilt its foundation over the last two years. Today, we are a differentiated commercial EV and drone business with a clear product roadmap, modernized manufacturing facilities and a path to long-term stockholder value creation.
Need Help?

HOW TO VOTE →

WORKHORSE™

Workhorse Urges Stockholders to Vote "**FOR**" the Proposal to Increase the Number of Authorized Shares at the Upcoming Special Meeting

VOTE TODAY +



WORKHORSE
AEROSPACE FLIGHT OPERATIONS

We are operating from a position of strength as we advance our product roadmap, while taking steps to ensure we have the financial resources to achieve our goals. As a result, we are evaluating a range of options to determine the best path forward to fund our next phase of production and growth.

Need Help?

HOW TO VOTE →

WORKHORSE™

Workhorse Urges Stockholders to Vote "**FOR**" the Proposal to Increase the Number of Authorized Shares at the Upcoming Special Meeting

VOTE TODAY +



WORKHORSE

This includes contemplating transactions involving common stock or the issuance of equity-linked securities, including convertible debt. These options will only be available to the Company if we have the flexibility to issue more shares of our stock.

Need Help?

HOW TO VOTE →

WORKHORSE™

Workhorse Urges Stockholders to Vote "**FOR**" the Proposal to Increase the Number of Authorized Shares at the Upcoming Special Meeting

VOTE TODAY +

Workhorse is therefore asking stockholders to help it build a financial bridge to continued growth and long-term stockholder value by voting FOR the proposal to increase the number of authorized shares of Workhorse common stock.

Need Help?



The Special Meeting in connection with the proposal is scheduled to be held on August 28, 2023.

Workhorse stockholders of record at the close of business on July 10, 2023 (the "Record Date"), are entitled to vote at or in advance of the Special Meeting.

We urge stockholders to read the proxy statement carefully and vote your shares promptly, regardless of the number of shares you own.

You can vote online or by phone until 11:59 P.M. ET on August 27, 2023. Or you can sign and mail in your proxy card.

Stockholders who have questions or need assistance voting your shares, please contact Morrow Sodali, Workhorse's proxy solicitor:

(800) 607-0088
wkhs.info@investor.morrowsodali.com

Need Help?



Vote Online

Vote via the internet by accessing the website address indicated on your proxy card or voting instruction form.

Vote by Phone

Vote by phone by following the instructions shown on the proxy card or voting instruction form.

Vote by Mail

Fill out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided or return it to:

Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717


Our Product Roadmaps
Need Help?

We are on track to generate significant revenue growth in 2023 as we ramp up production and delivery of our products throughout the rest of the year.

Longer-term, by executing our plans, we expect to generate significant growth, profitability and stockholder value creation.



Building a leading offering of commercial electric vehicles

W56 **production** is on track to begin in September, poised to capture significant demand seen since unveiling the model at multiple industry conferences

W750 **deliveries** are underway, creating opportunities to enter into partnerships with more EV dealers like Smyrna Truck in Georgia

Development of **WNext**, a next-generation vehicle with improved capabilities, systems and technology over the next several years


WORKHORSE


HORSEFLY

Expanding our aerospace business

First commercial drone purchase orders were recently signed for Horsefly

Continuing to hold demonstrations for potential last-mile delivery customers, industry partners and government agencies and officials



Targeting complementary opportunities

Stables & Stalls program continues to provide significant insights as well as benefits and will continue following the renewal of our FedEx Ground contract in Ohio

Continue to build on the contract manufacturing capabilities we are currently leveraging with **Tropos**



WORKHORSE



Need Help?

Need Help?

HOW TO VOTE →



WORKHORSE
HORSEFLY
Investor Materials
Need Help?



Letters

- Workhorse CEO Letter to Stockholders - August 3, 2023 →
- Workhorse Letter to Stockholders - July 25, 2023 →

Press Releases

- Workhorse Group Mails Letter to Stockholders from Chief Executive Officer, Rick Dauch - August 3, 2023 →
- Workhorse Group Announces Filing of Definitive Proxy Statement in Connection with Special Meeting of Stockholders - July 25, 2023 →


WORKHORSE

Need Help?



Filings

- Workhorse Definitive Proxy Statement in Connection with Special Meeting of Stockholders →

Need Help?


WORKHORSE
WORKHORSE
W750
100% Electric
FAQ
Need Help?

What proposals will be voted upon at the Workhorse Special Meeting of Stockholders?

We are asking Workhorse stockholders to help us build a financial bridge to continued growth and long-term stockholder value by voting FOR the proposal to increase the number of authorized shares of Workhorse common stock.

What does the Workhorse Board of Directors recommend I do with my shares?

The Workhorse Board of Directors recommends that Workhorse stockholders vote FOR approval to increase the number of authorized shares of the Company's common stock.

As we advance our product roadmap, we are taking steps to ensure we have the financial resources to achieve our goals.

As part of this, we are evaluating a range of options to determine the best path forward to fund our next phase of production and growth.

However, these options will only be available if we have the flexibility to issue more stock, which will help us build a financial bridge to continued growth and long-term stockholder value.

Need Help?

Why does the Board believe voting FOR the proposal at the Special Meeting of Stockholders is in the best interest of Workhorse stockholders?

We are currently on track to generate significant revenue growth in 2023 as we ramp up production and delivery throughout the rest of the year.

Longer-term, by executing our plans, we expect to generate **significant growth, profitability and stockholder value creation.**

In order to fund our next phase of planned production and growth, we need stockholders to vote FOR the proposals at the Special Meeting to ensure we have the financial resources to achieve our goals.

How do I vote my shares at the Workhorse Special Meeting of Stockholders?

Whether or not you plan to attend the Special Meeting, your vote is important, regardless of the number of shares you own.

Please follow the instructions shown on the proxy card of voting instruction form to vote your shares today.

You can vote online or by phone until 11:59 p.m. ET on August 27, 2023. You can also sign and mail in your proxy card.

Learn more here

Who is eligible to vote at the Workhorse Special Meeting of Stockholders?

Workhorse stockholders of record at the close of business on July 10, 2023 are entitled to vote at or in advance of the Special Meeting.

When can I vote my shares at the Workhorse Special Meeting of Stockholders?

Stockholders of record can vote at or ahead of the Special Meeting on Monday, August 28, 2023. You can vote online or by phone until 11:59 P.M. ET on August 27, 2023. You can also sign and mail in your proxy card.

What should I do if I do not have a proxy card?

If you need additional copies of the proxy statement or the proxy card or voting instruction form, you can contact Workhorse's proxy solicitor, Morrow Sodali LLC by calling toll-free (800) 607-0088 or emailing wkhs.info@investor.morrowsodali.com.

Who can I contact for more information?

If you need assistance voting on your proxy card, or have further questions, please contact Morrow Sodali LLC by calling toll-free (800) 607-0088 or emailing wkhs.info@investor.morrowsodali.com.

Investors can contact Matt Glover / Tom Colton at Gateway Investor Relations by calling (949) 574-3860 or emailing WKHS@gateway-grp.com.

Media can contact Aaron Palash / Greg Klassen at Joele Frank, Wilkinson Brimmer Katcher by calling (212) 355-4449.




Privacy Policy
Need Help?
HOW TO VOTE →
WORKHORSE
How to Vote and Support Workhorse
Need Help?

How to Vote

Holders of a majority of ALL our shares of common stock are required to vote in favor of this proposal for it to be approved. It is imperative that every stockholder who wants Workhorse to succeed vote their shares for the proposal.


Need Help?

How to Vote

The Special Meeting of Stockholders is scheduled to be held virtually on August 28, 2023 at 10:30 a.m. Eastern Time. Stockholders of record at the close of business on July 10, 2023 are entitled to vote at or in advance of the special meeting.


Need Help?

How to Vote

Please follow the instructions shown on the proxy card or voting instruction form to vote your shares today. **You can vote online or by phone until 11:59 P.M. ET on August 27, 2023**. Or, you can sign and mail in your proxy card.


WORKHORSE

Need Help?


W750
100% Electric

The Workhorse Board of Directors urges stockholders to vote "**FOR**" the proposal to increase the number of authorized shares of Workhorse Common Stock.

Need Help?

Vote Online

Vote via the internet by accessing the website address indicated on your proxy card or voting instruction form.

Vote by Phone

Vote by phone by following the instructions shown on the proxy card or voting instruction form.

Vote by Mail

Fill out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided or return it to:

Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

Stockholders who have questions or need assistance voting your shares, please contact Morrow Sodali, Workhorse's proxy solicitor:

Phone
(800) 607-0088

Email
wkhs.info@investor.morrowsodali.com


WORKHORSE



Investor Form: Contact Information

Need Help?

Join Our Contact List

NAME

PHONE

EMAIL

SUBMIT

Need Help?


Questions on How to Vote?
MORROW
SODALI
Morrow Sodali LLC
Proxy Solicitor
(800) 607-0088
wkhs.info@investor.morrowsodali.com
Investor Relations
Matt Glover and Tom Colton
Gateway Investor Relations
(949) 574-3860
WKHS@gateway-grp.com
Media Relations
Aaron Palash / Greg Klassen
Joele Frank Wilkinson Brimmer Katcher
(212) 355-4449
Need Help?
Privacy Policy
Need Help?


HOW TO VOTE →
WORKHORSE™
MORROW
SODALI
Morrow Sodali LLC
Proxy Solicitor
CONTACT US
Name
Email Address
Message
Submit
Media Relations
Aaron Palash / Greg Klassen
Joele Frank Wilkinson Brimmer Katcher
(212) 355-4449
Privacy Policy
Need Help?